EXHIBIT 10.1
FORM OF WARRANT EXCHANGE AGREEMENT
          THIS WARRANT EXCHANGE AGREEMENT (the “Agreement”) is dated as of January 18, 2011, by and between OXiGENE, Inc., a Delaware corporation with offices located at 701 Gateway Blvd, Suite 210, South San Francisco, CA 94080 (the “Company”), and _______________ (the “Investor”).
          WHEREAS:
          A. The Company, the Investor and certain other investors (the “Other Investors” and together with the Investor, the “Investors”) are parties to that certain Securities Purchase Agreement, dated as of March 10, 2010, as amended by that certain Amendment and Exchange Agreement dated as of March 25, 2010 (the “Existing Securities Purchase Agreement”), pursuant to which, among other things, the Investor purchased from the Company (i) certain shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), (ii) a Series A Warrant, which is currently exercisable into _______ shares of Common Stock (the “Series A Warrant”), (iii) a Series B Warrant, which was exercisable into shares of Common Stock and which has expired prior to the date of this Agreement, (iv) a Series C Warrant, which is currently exercisable into _______ shares of Common Stock (the “Series C Warrant”), and (v) a Series D Warrant, which was exercisable into shares of Common Stock and which has expired prior to the date of this Agreement.
          B. The Company and the Investor desire to enter into this Agreement, pursuant to which, among other things, the Company and the Investor shall (x) at the Initial Closing (as defined below), exchange the Series A Warrant and the Series C Warrant currently held by the Investor for (i) ______ shares of Common Stock (the “Initial Closing Shares”), and (ii) a warrant in the form attached hereto as Exhibit A (the “Series E Warrant”), initially exercisable into ________ shares of Common Stock (the “Series E Warrant Shares”) and (y) subject to occurrence of the Stockholder Approval (as defined below), at the Second Closing (as defined below), exchange the Series E Warrant then held by the Investor for ________ shares of Common Stock (the “Second Closing Shares”), each as described below.
          C. As a closing condition to the transactions contemplated hereby, each of the Other Investors are executing agreements identical to this Agreement (other than proportional changes in the numbers reflecting (x) such different number of shares of Common Stock (the “Other Initial Closing Shares”) and such warrants (the “Other Series E Warrants”, and together with the Series E Warrant, the “Series E Warrants”) exercisable into such different number of shares of Common Stock (the “Other Series E Warrant Shares”) to be issued to each such Other Investor in exchange for the Series A Warrant (as defined in the Existing Securities Purchase Agreement) and Series C Warrant (as defined in the Existing Securities Purchase Agreement) of such Other Investor concurrently with the Initial Closing and (y) such different number of shares of Common Stock (the “Other Second Closing Shares”, and together with the Initial Closing Shares, the Other Initial Closing Shares and the Second Closing Shares, collectively, the “Exchange Shares”) to be issued to each such Other Investor in exchange for the Series E Warrant of such Other Investor concurrently with the Second Closing, in each case, pursuant to separate agreements dated of even date herewith) (the “Other Agreements,” and together with this Agreement, the “Agreements”).
          D. The exchange of (x) the Series A Warrant and the Series C Warrant for the Initial Exchange Shares and the Series E Warrant at the Initial Closing and (y) the Series E Warrant for the Second Closing Shares at the Second Closing are each being made in reliance upon the exemption from registration provided by Section 3(a)(9) of the Securities Act of 1933, as amended (the “1933 Act”); and
          E. The Initial Closing Shares, the Other Initial Closing Shares, the Second Closing Shares, the Other Second Closing Shares, the Series E Warrants, the Other Series E Warrants, the Series E Warrant Shares and the Other Series E Warrant Shares are collectively referred to herein as the “Securities”.
          F. Capitalized terms used but not otherwise defined herein shall have the meanings as set forth in the Existing Securities Purchase Agreement as amended hereby.
          NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants hereinafter contained, the parties hereto agree as follows:
     1. EXCHANGES.
          1.1 Initial Exchange. Subject to the satisfaction or waiver of the conditions with respect to the Initial Closing set forth in Sections 5 and 6 below, at the Initial Closing the Investor and the Company shall, pursuant to Section 3(a)(9) of the 1933 Act, exchange the Series A Warrant and the Series C Warrant for the Initial Exchange Shares and the Series E Warrant, as follows (the “Initial Exchange”):
          (a) Initial Closing. The issuance of the Initial Closing Shares and the Series E Warrant (the “Initial Closing”) shall occur at the offices of Greenberg Traurig, LLP, MetLife Building, 200 Park Avenue, New York, NY 10166. The date and time of the Initial Closing shall be 10:00 a.m., New York time, on the first (1st) Business Day on which the conditions to the Initial Closing set forth in Sections 5 and 6 below are satisfied or waived (or such later date as is mutually agreed to by the Company and each Investor).
          (b) Consideration. At the Initial Closing, the Initial Closing Shares and the Series E Warrant shall be issued to the Investor in exchange for the Series A Warrant and the Series C Warrant without the payment of any additional consideration.
          (c) Delivery. In exchange for the Series A Warrant and the Series C Warrant, the Company shall, at the Initial Closing, (i) deliver or cause to be delivered to the Investor certificates for the Series E Warrant and (ii) cause American Stock Transfer & Trust Company, LLC (together with any subsequent transfer agent, the “Transfer Agent”) through the Depository Trust Company (“DTC”) Fast Automated Securities Transfer Program, to credit the Initial Closing Shares to the Investor’s or its designee’s balance account with DTC through its Deposit/Withdrawal at Custodian system. The Investor shall deliver or cause to be delivered to the Company (or its designee) the original Series A Warrant and the original Series C Warrant, as soon as commercially practicable following the Initial Closing. As of the Initial Closing Date, all of the Investor’s rights under the Series A Warrant and the Series C Warrant shall be extinguished.
          1.2 Second Exchange. Subject to the satisfaction or waiver of the conditions with respect to the Second Closing set forth in Sections 5 and 6 below and the Company obtaining the Stockholder Approval (as defined below), at the Second Closing the Investor and the Company shall, pursuant to Section 3(a)(9) of the 1933 Act, exchange the Series E Warrant for the Second Closing Shares, as follows (the “Second Exchange”, and together with the Initial Exchange, the “Exchanges”):
          (a) Special Meeting. The Company shall use its reasonable best efforts to provide each of its stockholders entitled to vote at a special meeting of stockholders of the Company (the “Stockholder Meeting”), which shall be promptly called and held not later than February 28, 2011 (or in the event that such proxy statement is subject to a full review by the SEC, March 31, 2011), a proxy statement, substantially in a form which shall have been previously reviewed by Greenberg Traurig LLP, at the expense of the Company but in any event such expense not to exceed $10,000 without the prior written approval of the Company; soliciting each such stockholder’s affirmative vote at the Stockholder Meeting for the approval of resolutions (“Stockholder Resolutions”) providing for the Company’s issuance of all of the Securities as described in the Agreements in accordance with applicable law and the rules and regulations of the Principal Market (such affirmative approval being referred to herein as the “Stockholder Approval”, and the date such Stockholder Approval is obtained, the “Stockholder Approval Date”), and the Company shall use its reasonable best efforts to solicit its stockholders’ approval of such resolutions and to cause the Board of Directors of the Company to recommend to the stockholders that they approve such resolutions. The Company shall be obligated to seek to obtain the Stockholder Approval by the Stockholder Meeting deadline set forth above. If, despite the Company’s reasonable best efforts the Stockholder Approval is not obtained on or prior to such Stockholder Meeting deadline and the Company’s stockholders authorize an adjournment of the Stockholder Meeting to solicit additional proxies, then, for the sake of economy, the Company shall so adjourn the Stockholder Meeting and continue using its reasonable best efforts to solicit sufficient additional proxies to obtain the Stockholder Approval through and until the sooner of such time as the Company obtains the Stockholder Approval or May 18, 2011. If, however, the Company’s stockholders do not approve the adjournment of the Stockholder Meeting, the Company shall cause an additional Stockholder Meeting to be held once in each subsequent calendar quarter thereafter, provided however that the Company shall have no obligation to seek Stockholder Approval after May 18, 2011.
          (b) Second Closing. The issuance of the Second Closing Shares (the “Second Closing”) shall occur at the offices of Greenberg Traurig, LLP, MetLife Building, 200 Park Avenue, New York, NY 10166. The date and time of the Second Closing shall be 10:00 a.m., New York time, on the first (1st) Business Day on which the conditions to the Second Closing set forth in Sections 5 and 6 below are satisfied or waived (or such later date as is mutually agreed to by the Company and each Investor).

          (c) Consideration. At the Second Closing the Second Closing Shares shall be issued to the Investor in exchange for the Series E Warrant without the payment of any additional consideration.
          (d) Delivery. In exchange for the Series E Warrant, the Company shall, at the Second Closing, cause the Transfer Agent through the DTC Fast Automated Securities Transfer Program, to credit the Second Closing Shares to the Investor’s or its designee’s balance account with DTC through its Deposit/Withdrawal at Custodian system. The Investor shall deliver or cause to be delivered to the Company (or its designee) the original Series E Warrant as soon as commercially practicable following the Initial Closing. As of the Second Closing Date, all of the Investor’s rights under the Series E Warrant shall be extinguished.
          1.3 Other Documents. The Company and the Investor shall execute and/or deliver such other documents and agreements as are reasonably necessary to effectuate the Exchanges.
     2. AMENDMENTS TO TRANSACTION DOCUMENTS.
          2.1 Ratifications. Except as otherwise expressly provided herein, the Existing Securities Purchase Agreement and each other Transaction Document, is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that on and after the Closing Date: (i) all references in the Existing Securities Purchase Agreement to “this Agreement”, “hereto”, “hereof”, “hereunder” or words of like import referring to the Existing Securities Purchase Agreement shall mean the Existing Securities Purchase Agreement as amended by this Agreement, and (ii) all references in the other Transaction Documents, to the “Securities Purchase Agreement”, “thereto”, “thereof”, “thereunder” or words of like import referring to the Securities Purchase Agreement shall mean the Existing Securities Purchase Agreement as amended by this Agreement.
          2.2 Amendments to Transaction Documents. On and after the Closing Date, each of the Transaction Documents and Schedule 3.2 hereof are hereby amended as follows:
          (a) The defined term “Common Shares” is hereby amended to include “the Exchange Shares” (as defined in the Warrant Exchange Agreements)”.
          (b) The defined term “Series A Warrants” is hereby amended to include “the Series E Warrants (as defined in the Warrant Exchange Agreements)”.
          (c) The defined term “Series A Warrant Shares” is hereby amended to include “the Series E Warrant Shares (as defined in the Warrant Exchange Agreements) and the Other Series E Warrant Shares (as defined in the Warrant Exchange Agreements)”.
          (d) The defined term “Warrant Exchange Agreements” shall mean “those certain Warrant Exchange Agreements, dated as of January 18, 2011, each by and between the Company and each Buyer”.

          (e) The defined term “Transaction Documents” is hereby amended to include the Warrant Exchange Agreements.
          2.3 Amendment to Existing Securities Purchase Agreement. On and after the Closing Date, the Existing Securities Purchase Agreement is hereby amended as follows:
          (a) Section 4(o)(i) is hereby amended such that:
               (i) the reference to “five (5) Trading Days” is hereby replaced by “three (3) Trading Days”;
               (ii) the reference to “three (3) Trading Days” is hereby replaced by “two (2) Trading Days”; and
               (iii) the reference to “two (2) Trading Days” is hereby replaced by “one (1) Trading Day”.
          (b) Section 4(o)(ii) is hereby amended such that:
               (i) the reference to the “third (3 rd) Business Day” is hereby replaced by the “second (2 nd) Business Day”; and
               (ii) the reference to the “fifth (5 th) Business Day” is hereby replaced by the “second (2 nd) Business Day”.
     3. REPRESENTATIONS AND WARRANTIES
          3.1 Investor Bring Down. The Investor hereby represents and warrants to the Company with respect to itself only as set forth in Section 2 of the Existing Securities Purchase Agreement (as amended hereby) as to this Agreement as if such representations and warranties were made as of the date hereof and set forth in their entirety in this Agreement. Such representations and warranties to the transactions thereunder and the securities issued pursuant thereto are hereby deemed for purposes of this Agreement to be references to the transactions hereunder and the issuance of the securities pursuant hereto.
          3.2 Company Bring Down. Except as set forth on Schedule 3.2 attached hereto, the Company represents and warrants to the Investor as set forth in Section 3 of the Existing Securities Purchase Agreement (as amended hereby) as if such representations and warranties were made as of the date hereof and set forth in their entirety in this Agreement (other than Sections 3(a), 3(c), 3(e), 3(n) and 3(r) of the Existing Securities Purchase Agreement, which shall be deemed to be amended and restated in the form attached hereto on Schedule 3.2 (as amended by Section 2.2 hereof)). Such representations and warranties to the transactions thereunder and the securities issued pursuant thereto are hereby deemed for purposes of this Agreement to be references to the transactions hereunder and the issuance of the securities pursuant hereto, references therein to “Closing Date” being deemed references to the Initial Closing Date or the Second Closing Date, as applicable, and references to “the date hereof” being deemed references to the date of this Agreement.

     4. COVENANTS.
          4.1 Reasonable Best Efforts. The Company shall use its reasonable best efforts to timely satisfy each of the conditions to be satisfied by it as provided in Section 6 of this Agreement. The Investor shall use its reasonable best efforts to timely satisfy each of the conditions to be satisfied by it as provided in Section 5 of this Agreement.
          4.2 Disclosure of Transactions and Other Material Information. On or before 9:30 a.m., New York time, on the first (1st) Business Day following the date of this Agreement, the Company shall file a Current Report on Form 8-K describing all the material terms of the transactions contemplated by the Agreement in the form required by the Securities Exchange Act of 1934, as amended, and attaching this Agreement and the form of the Series E Warrant thereto as exhibits (including all attachments, the “8-K Filing”). From and after the issuance of the 8-K Filing, the Company shall have disclosed all material, non-public information (if any) delivered to any of the Investors by the Company or any of its Subsidiaries, or any of their respective officers, directors, employees or agents in connection with the transactions contemplated by this Agreement. On or before 9:30 a.m., New York time, on the Initial Closing Date, the Company shall file a Current Report on Form 8-K certifying that the Initial Exchange has been consummated. On or before 9:30 a.m., New York time, on the Second Closing Date, the Company shall file a Current Report on Form 8-K certifying that the Second Exchange has been consummated.
          4.3 Fees. The Company shall reimburse Greenberg Traurig, LLP (counsel to the lead Investor), on demand, for all reasonable, documented costs and expenses incurred by it in connection with preparing and delivering this Agreement (including, without limitation, all reasonable, documented legal fees and disbursements in connection therewith, and due diligence in connection with the transactions contemplated thereby), provided, however, that the amount payable by the Company to Greenberg Traurig, LLP in connection with this Agreement shall not exceed $15,000 in the aggregate unless previously agreed to in writing by the Company.
          4.4 Holding Period. For the purposes of Rule 144, the Company acknowledges that the holding period of (x) the Initial Closing Shares, the Series E Warrants and the Series E Warrant Shares (if acquired using a Cashless Exercise (as defined in the Series E Warrant)) may be tacked onto the holding period of the Series A Warrants and the Series C Warrants and (y) the Second Closing Shares may be tacked onto the holding period of the Series E Warrants, and the Company agrees not to take a position contrary to this Section 4.4.
          4.5 No Ability to Vote Shares Issued at First Closing. As required by the rules and regulations of the Principal Market, the Investor covenants and agrees not vote its Initial Closing Shares at the Special Meeting.
          4.6 No Waiver of Voting Agreements. The Company shall not amend, waive or modify any provision of the Voting Agreements (as defined below).
     5. CONDITIONS TO COMPANY’S OBLIGATIONS HEREUNDER.
     The obligations of the Company to the Investor hereunder are subject to the satisfaction of each of the following conditions (except to the extent such condition is expressly conditional to a specific closing, in which case such condition shall only apply to such specific closing), provided that these conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion by providing the Investor with prior written notice thereof:
          5.1 The Investor shall have duly executed this Agreement and delivered the same to the Company.
          5.2 Each of the Other Investors shall have duly executed the Other Agreement of such Other Investor and delivered the same to the Company.
          5.3 The representations and warranties of the Investor shall be true and correct in all material respects as of the date when made and as of each Closing Date as though made at that time (except for representations and warranties that speak as of a specific date which shall be true and correct as of such specified date), and the Investor shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Investor at or prior to each Closing Date.
          5.4 With respect to the Second Closing only, the Stockholder Approval shall have occurred.
     6. CONDITIONS TO INVESTOR’S OBLIGATIONS HEREUNDER.
     The obligations of the Investor hereunder are subject to the satisfaction of each of the following conditions (except to the extent such condition is expressly conditional to a specific closing, in which case such condition shall only apply to such specific closing), provided that these conditions are for the Investor’s sole benefit and may be waived by the Investor at any time in its sole discretion by providing the Company with prior written notice thereof:
          6.1 The Company shall have duly executed and delivered this Agreement to the Investor.
          6.2 At the Initial Closing, the Company shall have duly executed and delivered (or caused to be delivered) to the Investor the certificate with respect to the Series E Warrant and electronically delivered to the Investor (or its designee) through DTC the Initial Closing Shares. At the Second Closing, the Company shall have electronically delivered to the Investor (or its designee) through DTC the Second Closing Shares.
          6.3 The Company shall have delivered to the Investor a copy of each Other Agreement, duly executed and delivered by the Company and each Other Investor party thereto.
          6.4 The Investor shall have received the opinion of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., the Company’s counsel, dated as of the applicable Closing Date, in the form reasonably acceptable to the Investor.
          6.5 The Company shall have delivered to the Investor a copy of the Amended and Restated Irrevocable Transfer Agent Instructions, in the form acceptable to the Investor,

which instructions shall have been delivered to and acknowledged in writing by the Company’s transfer agent.
          6.6 The Company shall have delivered to the Investor a certificate, in the form acceptable to the Investor, duly executed by the Secretary of the Company and dated as of each Closing Date, as to (i) the resolutions authorizing the transactions contemplated hereby as adopted by the Company’s board of directors, in a form reasonably acceptable to the Investor, (ii) the Certificate of Incorporation of the Company and (iii) the Bylaws of the Company, each as in effect at each Closing.
          6.7 Each and every representation and warranty of the Company shall be true and correct in all material respects as of the date when made and as of each Closing Date as though originally made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required to be performed, satisfied or complied with by the Company at or prior to each Closing Date. The Investor shall have received a certificate, duly executed by the Chief Executive Officer of the Company, dated as of each Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by the Investor in the form acceptable to the Investor.
          6.8 The Company shall have obtained all governmental, regulatory or third party consents and approvals, if any, necessary for the transactions contemplated by this Agreement, including without limitation, those required by the Principal Market, except for the Stockholder Approval.
          6.9 No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by this Agreement.
          6.10 The Company and its Subsidiaries shall have delivered to the Investor such other documents relating to the transactions contemplated by this Agreement as the Investor or its counsel may reasonably request.
          6.11 The Company shall have duly executed and delivered to such Investor voting agreements in the form of Exhibit B hereto (the “Voting Agreements”), by and between the Company and each of its executive officers, directors and Symphony Capital LLC (the “Principal Stockholders”) and the Principal Stockholders shall have duly executed and delivered to such Investor the Voting Agreements.
          6.12 With respect to the Second Closing only, the Stockholder Approval shall have occurred prior to May 18, 2011.
     7. TERMINATION.
     In the event that the First Closing does not occur on or before five (5) Business Days from the date hereof due to the Company’s or the Investor’s failure to satisfy the conditions set forth in Sections 5 and 6 hereof (and the nonbreaching party’s failure to waive such unsatisfied conditions(s)), the nonbreaching party shall have the option to terminate this Agreement with respect to such breaching party at the close of business on such date without liability of any party to any other party. Upon such termination, the terms hereof shall be null and void and the parties shall continue to comply with all terms and conditions of the Transaction Documents, as in effect prior to the execution of this Agreement; provided further that no such termination shall affect any obligation of the Company under this Agreement to reimburse Greenberg Traurig LLP for the expenses described in Section 4.3 above.
     8. MISCELLANEOUS.
          8.1 Miscellaneous Provisions. Section 9 of the Existing Securities Purchase Agreement is hereby incorporated by reference herein, mutatis mutandis.
          8.2 Legends. No restrictive legends shall be placed on the certificates representing the Securities.
          8.3 Most Favored Nation. The Company hereby represents and warrants as of the date hereof and covenants and agrees from and after the date hereof that none of the terms offered to any Person with respect to any consent, release, amendment, settlement or waiver relating to the terms, conditions and transactions contemplated hereby (each a “Settlement Document”), is or will be more favorable to such Person than those of the Investor and this Agreement. If, and whenever on or after the date hereof, the Company enters into a Settlement Document, then (i) the Company shall provide notice thereof to the Investor immediately following the occurrence thereof and (ii) the terms and conditions of this Agreement, the other Exchange Documents and the Securities (other than any limitations on conversion or exercise set forth therein) shall be, without any further action by the Investor or the Company, automatically amended and modified in an economically and legally equivalent manner such that the Investor shall receive the benefit of the more favorable terms and/or conditions (as the case may be) set forth in such Settlement Document, provided that upon written notice to the Company at any time the Investor may elect not to accept the benefit of any such amended or modified term or condition, in which event the term or condition contained in this Agreement or the Securities (as the case may be) shall apply to the Investor as it was in effect immediately prior to such amendment or modification as if such amendment or modification never occurred with respect to the Investor. The provisions of this Section 8.3 shall apply similarly and equally to each Settlement Document.
          8.4 No Commissions. Neither the Company nor the Investor has paid or given, or will pay or give, to any person, any commission or other remuneration, directly or indirectly, in connection with the transactions contemplated by this Agreement.
          8.5 No Registration or Listing. Notwithstanding anything set forth herein or in the Transaction Documents as amended hereby, the Investor hereby acknowledges and agrees that the Company shall have no obligation to register the Series E Warrant Shares with the Securities and Exchange Commission, nor shall the Company have any obligation to cause the Series E Warrants to be listed on the OTC Bulletin Board.

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          IN WITNESS WHEREOF, the Investor and the Company have caused their respective signature pages to this Agreement to be duly executed as of the date first written above.

COMPANY: OXIGENE, INC.
By:
	Name:	Dr. Peter J. Langecker
	Title:	Chief Executive Officer

     IN WITNESS WHEREOF, the Investor and the Company have caused their respective signature pages to this Agreement to be duly executed as of the date first written above.

INVESTOR:
By:
Name:
Title:

☐ Notwithstanding anything contained in this Agreement to the contrary, by checking this box (i) the obligations of the above-signed to exchange the securities set forth in this Agreement to be exchanged from the Company by the above-signed, and the obligations of the Company to sell such securities to the above-signed, shall be unconditional and all conditions to Closing shall be disregarded, (ii) the Closing shall occur no later than the third (3rd) Trading Day following the date of this Agreement and (iii) any condition to Closing contemplated by this Agreement (but prior to being disregarded by clause (i) above) that required delivery by the Company or the above-signed of any agreement, instrument, certificate or the like or purchase price (as applicable) shall no longer be a condition and shall instead be an unconditional obligation of the Company or the above-signed (as applicable) to deliver such agreement, instrument, certificate or the like or exchange securities (as applicable) to such other party on the Closing Date.

Schedule 2.2:
     3(a): Organization and Qualification. Each of the Company and each of its Subsidiaries are entities duly organized and validly existing and in good standing under the laws of the jurisdiction in which they are formed, and have the requisite power and authorization to own their properties and to carry on their business as now being conducted and as presently proposed to be conducted. With the exception of the Company’s “forfeited” status in the State of California, each of the Company and each of its Subsidiaries is duly qualified as a foreign entity to do business and is in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect. As used in this Agreement, “Material Adverse Effect” means any material adverse effect on (i) the business, properties, assets, liabilities, operations (including results thereof), condition (financial or otherwise) or prospects of the Company or any Subsidiary, individually or taken as a whole, (ii) the transactions contemplated hereby or in any of the other Transaction Documents or (iii) the authority or ability of the Company or any of its Subsidiaries to perform any of their respective obligations under any of the Transaction Documents (as defined below). The Company has no Subsidiaries. “Subsidiaries” means any Person in which the Company, directly or indirectly, (I) owns at least fifty percent (50% of the outstanding capital stock or holds at least fifty percent (50%) of the equity or similar interest of such Person or (II) controls or operates all or any part of the business, operations or administration of such Person, and each of the foregoing, is individually referred to herein as a “Subsidiary.”
     3(c): Issuance of Securities. The Common Shares, when issued, will be validly issued, fully paid and nonassessable and free from all preemptive or similar rights, taxes, liens, charges and other encumbrances with respect to the issue thereof, with the holders being entitled to all rights accorded to a holder of Common Stock. The Warrants are duly authorized and upon issuance in accordance with the terms of the Transaction Documents shall be validly issued, fully paid and non-assessable and free from all preemptive or similar rights, taxes, liens, charges and other encumbrances with respect to the issue thereof. As of the Closing, the Company shall have reserved from its duly authorized capital stock not less than 100% of the maximum number of Warrant Shares issuable upon exercise of the Warrants as of such date (without taking into account any possible adjustments pursuant to the anti-dilution rights attendant thereto or any limitations on the exercise of the Warrants set forth therein). Upon exercise in accordance with the Warrants, the Warrant Shares, when issued, will be validly issued, fully paid and nonassessable and free from all preemptive or similar rights, taxes, liens, charges and other encumbrances with respect to the issue thereof, with the holders being entitled to all rights accorded to a holder of Common Stock. Subject to the accuracy of the representations and warranties of the Buyers in this Agreement, the offer and issuance by the Company of the Securities is exempt from registration under the 1933 Act.
     3(e): Consents. Other than the Stockholder Approval (as defined in the Warrant Exchange Agreements), neither the Company nor any Subsidiary is required to obtain any consent from, authorization or order of, or make any filing or registration with (other than the filing with the SEC of one or more Registration Statements in accordance with the requirements of the Registration Rights Agreement, a Form D with the SEC and any other filings as may be required by any state securities agencies), any court, governmental agency or any regulatory or self-regulatory agency or any other Person in order for it to execute, deliver or perform any of its respective obligations under or contemplated by the Transaction Documents, in each case, in accordance with the terms hereof or thereof. Other than the Stockholder Approval, all consents, authorizations, orders, filings and registrations which the Company or any Subsidiary is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the Closing Date, and neither the Company nor any of its Subsidiaries are aware of any facts or circumstances which might prevent the Company or any Subsidiary from obtaining or effecting any of the registration, application or filings contemplated by the Transaction Documents. Except as set forth in the SEC Documents, the Company is not in violation of the requirements of the Principal Market and has no knowledge of any facts or circumstances which could reasonably lead to delisting or suspension of the Common Stock in the foreseeable future.
     3(n): Conduct of Business; Regulatory Permits. Neither the Company nor any of its Subsidiaries is in violation of any term of or in default under its Certificate of Incorporation, Bylaws, any certificate of designation, preferences or rights of any other outstanding series of preferred stock of the Company or any of its Subsidiaries or their organizational charter, certificate of formation or certificate of incorporation or bylaws, respectively. Neither the Company nor any of its Subsidiaries is in violation of any judgment, decree or order or any statute, ordinance, rule or regulation applicable to the Company or any of its Subsidiaries, and neither the Company nor any of its Subsidiaries will conduct its business in violation of any of the foregoing, except in all cases for possible violations which could not, individually or in the aggregate, have a Material Adverse Effect. Without limiting the generality of the foregoing, other than as set forth in the SEC Documents, the Company is not in violation of any of the rules, regulations or requirements of the Principal Market and has no knowledge of any facts or circumstances that could reasonably lead to delisting or suspension of the Common Stock by the Principal Market in the foreseeable future. Since January 1, 2008, other than as set forth in the SEC Documents, (i) the Common Stock has been listed or designated for quotation on the Principal Market, (ii) trading in the Common Stock has not been suspended by the SEC or the Principal Market and (iii) the Company has received no communication, written or oral, from the SEC or the Principal Market regarding the suspension or delisting of the Common Stock from the Principal Market. The Company and each of its Subsidiaries possess all certificates, authorizations and permits issued by the appropriate regulatory authorities necessary to conduct their respective businesses, except where the failure to possess such certificates, authorizations or permits would not have, individually or in the aggregate, a Material Adverse Effect, and neither the Company nor any such Subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit.
     3(r): Equity Capitalization. As of the date hereof, the authorized capital stock of the Company consists of (i) 300,000,000 shares of Common Stock, of which, subject to Schedule 3(r), 110,244,595 are issued and outstanding and 64,861,822 shares are reserved for issuance pursuant to securities (other than the Warrants) exercisable or exchangeable for, or convertible into, shares of Common Stock and (ii) 15,000,000 shares of Preferred Stock, $0.01 par value, of which none are outstanding. No shares of Common Stock are held in treasury. All of such outstanding shares are duly authorized and have been, or upon issuance will be, validly issued and are fully paid and nonassessable. 28,294,274 shares of the Company’s issued and outstanding Common Stock on the date hereof are as of the date hereof owned by Persons who are “affiliates” (as defined in Rule 405 of the 1933 Act and calculated based on the assumption that only officers, directors and holders of at least 10% of the Company’s issued and outstanding Common Stock are “affiliates” without conceding that any such Persons are “affiliates” for purposes of federal securities laws) of the Company or any of its Subsidiaries. To the Company’s knowledge, as of the date hereof, except as set forth in the SEC Documents, no Person owns 10% or more of the Company’s issued and outstanding shares of Common Stock (calculated based on the assumption that all Equivalents, whether or not presently exercisable or convertible, have been fully exercised or converted (as the case may be) taking account of any limitations on exercise or conversion (including “blockers”) contained therein without conceding that such identified Person is a 10% stockholder for purposes of federal securities laws). Except as disclosed in the SEC Documents: (i) none of the Company’s or any Subsidiary’s capital stock is subject to preemptive rights or any other similar rights or any liens or encumbrances suffered or permitted by the Company or any Subsidiary; (ii) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any capital stock of the Company or any of its Subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to issue additional capital stock of the Company or any of its Subsidiaries or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any capital stock of the Company or any of its Subsidiaries; (iii) there are no outstanding debt securities, notes, credit agreements, credit facilities or other agreements, documents or instruments evidencing Indebtedness of the Company or any of its Subsidiaries or by which the Company or any of its Subsidiaries is or may become bound; (iv) there are no financing statements securing obligations in any amounts filed in connection with the Company or any of its Subsidiaries; (v) there are no agreements or arrangements under which the Company or any of its Subsidiaries is obligated to register the sale of any of their securities under the 1933 Act (except pursuant to the Registration Rights Agreement); (vi) there are no outstanding securities or instruments of the Company or any of its Subsidiaries which contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to redeem a security of the Company or any of its Subsidiaries; (vii) there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Securities; (viii) neither the Company nor any Subsidiary has any stock appreciation rights or “phantom stock” plans or agreements or any similar plan or agreement; and (ix) neither the Company nor any of its Subsidiaries have any liabilities or obligations required to be disclosed in the SEC Documents which are not so disclosed in the SEC Documents, other than those incurred in the ordinary course of the Company’s or its Subsidiaries’ respective businesses and which, individually or in the aggregate, do not or could not have a Material Adverse Effect. The Company has made available to the Buyers true, correct and complete copies of the Company’s Certificate of Incorporation, as amended and as in effect on the date hereof (the “Certificate of Incorporation”), the Company’s bylaws, as amended and as in effect on the date hereof (the “Bylaws”), and the terms of all securities convertible into, or exercisable or exchangeable for, shares of Common Stock and the material rights of the holders thereof in respect thereto that have not been disclosed in the SEC Documents.

Exhibit A — Form of Series E Warrant

Exhibit B — Form of Voting Agreement